Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	Third Quarter		Year-to-Date
	2020	2019	2020	2019
NET SALES	$3,850.2	$3,633.1	$10,127.0	$10,728.0
COSTS AND EXPENSES
Cost of sales	2,473.9	2,393.6	6,714.9	7,083.1
Gross margin	1,376.3	1,239.5	3,412.1	3,644.9
% of Net Sales	35.7%	34.1%	33.7%	34.0%
Selling, general and administrative	738.9	756.1	2,219.4	2,317.3
% of Net Sales	19.2%	20.8%	21.9%	21.6%
Operating margin	637.4	483.4	1,192.7	1,327.6
% of Net sales	16.6%	13.3%	11.8%	12.4%
Other - net	74.3	55.0	236.1	182.6
Gain on sale of business	—	—	—	(17.2)
Restructuring charges	42.8	74.0	74.6	91.2
Income from operations	520.3	354.4	882.0	1,071.0
Interest - net	50.7	59.7	155.1	177.8
EARNINGS BEFORE INCOME TAXES AND EQUITY INTEREST	469.6	294.7	726.9	893.2
Income tax expense (benefit)	78.4	59.2	(26.0)	135.5
NET EARNINGS BEFORE EQUITY INTEREST	391.2	235.5	752.9	757.7
Share of net earnings (losses) of equity method investment	4.0	(4.4)	14.1	1.2
NET EARNINGS	395.2	231.1	767.0	758.9
Less: Net earnings attributable to non-controlling interests	0.3	0.6	0.5	2.2
NET EARNINGS ATTRIBUTABLE TO STANLEY BLACK & DECKER, INC.	394.9	230.5	766.5	756.7
Less: Preferred stock dividends	9.4	—	14.1	—
NET EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS	$385.5	$230.5	$752.4	$756.7

EARNINGS PER SHARE OF COMMON STOCK
Basic	$2.47	$1.55	$4.91	$5.11
Diluted	$2.44	$1.53	$4.86	$5.03
DIVIDENDS PER SHARE OF COMMON STOCK	$0.70	$0.69	$2.08	$2.01
WEIGHTED-AVERAGE SHARES OUTSTANDING (in thousands)
Basic	156,370	148,350	153,345	148,111
Diluted	157,971	150,623	154,759	150,299

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	September 26, 2020	December 28, 2019
ASSETS
Cash and cash equivalents	$683.0	$297.7
Accounts and notes receivable, net	1,764.2	1,454.6
Inventories, net	2,874.7	2,255.0
Other current assets	465.1	449.3
Total current assets	5,787.0	4,456.6
Property, plant and equipment, net	2,005.9	1,959.5
Goodwill and other intangibles, net	13,956.0	12,859.5
Other assets	1,292.0	1,321.0
Total assets	$23,040.9	$20,596.6
LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$3.2	$337.3
Current maturities of long-term debt	3.1	3.1
Accounts payable	2,345.3	2,087.8
Accrued expenses	1,870.2	1,977.5
Total current liabilities	4,221.8	4,405.7
Long-term debt	4,658.5	3,176.4
Other long-term liabilities	3,781.3	3,872.3
Stanley Black & Decker, Inc. shareowners’ equity	10,372.9	9,136.3
Non-controlling interests’ equity	6.4	5.9
Total liabilities and shareowners' equity	$23,040.9	$20,596.6

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

		Third Quarter		Year-to-Date
		2020	2019	2020	2019
	OPERATING ACTIVITIES
	Net earnings	$395.2	$231.1	$767.0	$758.9
	Depreciation and amortization	145.3	140.9	431.1	420.4
	Gain on sale of business	—	—	—	(17.2)
	Share of net (earnings) losses of equity method investment	(4.0)	4.4	(14.1)	(1.2)
	Changes in working capital[1]	51.6	(278.3)	(667.5)	(859.2)
	Other	89.1	94.6	83.7	(39.3)
	Net cash provided by operating activities	677.2	192.7	600.2	262.4
	INVESTING AND FINANCING ACTIVITIES
	Capital and software expenditures	(62.1)	(96.7)	(209.5)	(283.5)
	Proceeds from sale of business, net of cash sold	—	—	—	76.7
	Business acquisitions, net of cash acquired	1.4	(6.2)	(1,300.6)	(682.2)
	Purchases of investments	(1.0)	(4.9)	(14.6)	(258.6)
	Net investment hedge settlements	—	11.3	41.0	15.2
	Payments on long-term debt	—	—	—	(400.0)
	Proceeds from debt issuances, net of fees	—	—	1,482.6	496.2
	Stock purchase contract fees	(9.8)	(10.1)	(49.9)	(30.3)
	Net short-term (repayments) borrowings	(712.9)	28.6	(341.8)	1,117.9
	Proceeds from issuances of common stock	42.5	21.5	843.8	46.1
	Craftsman deferred purchase price	—	—	(250.0)	—
	Craftsman contingent consideration	(6.0)	—	(39.0)	—
	Cash dividends on common stock	(109.6)	(102.3)	(321.0)	(297.6)
	Cash dividends on preferred stock	(9.4)	—	(9.4)	—
	Effect of exchange rate changes on cash	16.3	(25.4)	(7.9)	(20.4)
	Other	(7.1)	(9.0)	(42.4)	(28.9)
	Net cash used in investing and financing activities	(857.7)	(193.2)	(218.7)	(249.4)
	(Decrease) increase in cash, cash equivalents and restricted cash	(180.5)	(0.5)	381.5	13.0
	Cash, cash equivalents and restricted cash, beginning of period	876.6	324.9	314.6	311.4
	Cash, cash equivalents and restricted cash, end of period	$696.1	$324.4	$696.1	$324.4
	Free Cash Flow Computation[2]
	Operating cash flow	$677.2	$192.7	$600.2	$262.4
	Less: capital and software expenditures	(62.1)	(96.7)	(209.5)	(283.5)
	Free cash flow (before dividends)	$615.1	$96.0	$390.7	$(21.1)

	Reconciliation of Cash, Cash Equivalents and Restricted Cash
				September 26, 2020	December 28, 2019
	Cash and cash equivalents			$683.0	$297.7
	Restricted cash included in Other current assets			13.1	16.9
	Cash, cash equivalents and restricted cash			$696.1	$314.6

[1]	Working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.
[2]	Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common and preferred stock and business acquisitions, among other items.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	Third Quarter		Year-to-Date
	2020	2019	2020	2019
NET SALES
Tools & Storage	$2,804.1	$2,534.0	$7,072.1	$7,452.3
Industrial	586.6	632.7	1,694.8	1,837.6
Security	459.5	466.4	1,360.1	1,438.1
Total	$3,850.2	$3,633.1	$10,127.0	$10,728.0
SEGMENT PROFIT
Tools & Storage	$597.1	$410.1	$1,177.0	$1,115.9
Industrial	63.8	90.3	136.7	256.4
Security	39.3	33.1	69.4	110.6
Segment Profit	700.2	533.5	1,383.1	1,482.9
Corporate Overhead	(62.8)	(50.1)	(190.4)	(155.3)
Total	$637.4	$483.4	$1,192.7	$1,327.6
Segment Profit as a Percentage of Net Sales
Tools & Storage	21.3%	16.2%	16.6%	15.0%
Industrial	10.9%	14.3%	8.1%	14.0%
Security	8.6%	7.1%	5.1%	7.7%
Segment Profit	18.2%	14.7%	13.7%	13.8%
Corporate Overhead	(1.6)%	(1.4)%	(1.9)%	(1.4)%
Total	16.6%	13.3%	11.8%	12.4%

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		Third Quarter 2020
		Reported	Acquisition-Related Charges & Other[1]	Normalized[3]
	Gross margin	$1,376.3	$7.0	$1,383.3
	% of Net Sales	35.7%		35.9%
	Selling, general and administrative	738.9	(36.0)	702.9
	% of Net Sales	19.2%		18.3%
	Operating margin	637.4	43.0	680.4
	% of Net Sales	16.6%		17.7%
	Earnings before income taxes and equity interest	469.6	89.0	558.6
	Income taxes	78.4	21.0	99.4
	Share of net earnings of equity method investment	4.0	2.7	6.7
	Net earnings attributable to common shareowners	385.5	70.7	456.2
	Diluted earnings per share of common stock	$2.44	$0.45	$2.89

[1]	Acquisition-related charges and other relate primarily to a cost reduction program, Security business transformation and margin resiliency initiatives, and inventory step-up charges.

		Third Quarter 2019
		Reported	Acquisition-Related Charges & Other[2]	Normalized[3]
	Gross margin	$1,239.5	$5.3	$1,244.8
	% of Net Sales	34.1%		34.3%
	Selling, general and administrative	756.1	(37.3)	718.8
	% of Net Sales	20.8%		19.8%
	Operating margin	483.4	42.6	526.0
	% of Net Sales	13.3%		14.5%
	Earnings before income taxes and equity interest	294.7	113.7	408.4
	Income taxes	59.2	28.6	87.8
	Share of net (losses) earnings of equity method investment	(4.4)	5.4	1.0
	Net earnings attributable to common shareowners	230.5	90.5	321.0
	Diluted earnings per share of common stock	$1.53	$0.60	$2.13

[2]	Acquisition-related charges and other relate primarily to restructuring, Security business transformation and margin resiliency initiatives.
[3]	The normalized 2020 and 2019 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the acquisition-related charges and other items.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		Year-to-Date 2020
		Reported	Acquisition-Related Charges & Other[1]	Normalized[3]
	Gross margin	$3,412.1	$58.7	$3,470.8
	% of Net Sales	33.7%		34.3%
	Selling, general and administrative	2,219.4	(145.0)	2,074.4
	% of Net Sales	21.9%		20.5%
	Operating margin	1,192.7	203.7	1,396.4
	% of Net Sales	11.8%		13.8%
	Earnings before income taxes and equity interest	726.9	320.2	1,047.1
	Income taxes	(26.0)	193.5	167.5
	Share of net earnings of equity method investment	14.1	6.9	21.0
	Net earnings attributable to common shareowners	752.4	133.6	886.0
	Diluted earnings per share of common stock	$4.86	$0.86	$5.72

[1]	Acquisition-related charges and other relate primarily to a cost reduction program, inventory step-up charges, deal costs, Security business transformation and margin resiliency initiatives, and a one-time tax benefit related to a supply chain reorganization.

		Year-to-Date 2019
		Reported	Acquisition-Related Charges & Other[2]	Normalized[3]
	Gross margin	$3,644.9	$22.4	$3,667.3
	% of Net Sales	34.0%		34.2%
	Selling, general and administrative	2,317.3	(86.9)	2,230.4
	% of Net Sales	21.6%		20.8%
	Operating margin	1,327.6	109.3	1,436.9
	% of Net Sales	12.4%		13.4%
	Earnings before income taxes and equity interest	893.2	199.2	1,092.4
	Income taxes	135.5	40.1	175.6
	Share of net earnings of equity method investment	1.2	19.0	20.2
	Net earnings attributable to common shareowners	756.7	178.1	934.8
	Diluted earnings per share of common stock	$5.03	$1.19	$6.22

[2]	Acquisition-related charges and other relate primarily to restructuring, deal and integration costs, Security business transformation, margin resiliency initiatives, and a gain on a sale of a business.
[3]	The normalized 2020 and 2019 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the acquisition-related charges and other items.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		Third Quarter 2020
		Reported	Acquisition-Related and Other Charges[1]	Normalized[3]
	SEGMENT PROFIT
	Tools & Storage	$597.1	$5.6	$602.7
	Industrial	63.8	8.4	72.2
	Security	39.3	11.1	50.4
	Segment Profit	700.2	25.1	725.3
	Corporate Overhead	(62.8)	17.9	(44.9)
	Total	$637.4	$43.0	$680.4
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	21.3%		21.5%
	Industrial	10.9%		12.3%
	Security	8.6%		11.0%
	Segment Profit	18.2%		18.8%
	Corporate Overhead	(1.6)%		(1.2)%
	Total	16.6%		17.7%

[1]	Acquisition-related and other charges relate primarily to a cost reduction program, inventory step-up charges, Security business transformation and margin resiliency initiatives.

		Third Quarter 2019
		Reported	Acquisition-Related and Other Charges[2]	Normalized[3]
	SEGMENT PROFIT
	Tools & Storage	$410.1	$11.4	$421.5
	Industrial	90.3	4.8	95.1
	Security	33.1	17.6	50.7
	Segment Profit	533.5	33.8	567.3
	Corporate Overhead	(50.1)	8.8	(41.3)
	Total	$483.4	$42.6	$526.0
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	16.2%		16.6%
	Industrial	14.3%		15.0%
	Security	7.1%		10.9%
	Segment Profit	14.7%		15.6%
	Corporate Overhead	(1.4)%		(1.1)%
	Total	13.3%		14.5%

[2]	Acquisition-related and other charges relate primarily to Security business transformation and margin resiliency initiatives.
[3]	The normalized 2020 and 2019 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company's segment profit results aside from the material impact of the acquisition-related and other charges.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		Year-to-Date 2020
		Reported	Acquisition-Related and Other Charges[1]	Normalized[3]
	SEGMENT PROFIT
	Tools & Storage	$1,177.0	$37.1	$1,214.1
	Industrial	136.7	59.4	196.1
	Security	69.4	57.5	126.9
	Segment Profit	1,383.1	154.0	1,537.1
	Corporate Overhead	(190.4)	49.7	(140.7)
	Total	$1,192.7	$203.7	$1,396.4
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	16.6%		17.2%
	Industrial	8.1%		11.6%
	Security	5.1%		9.3%
	Segment Profit	13.7%		15.2%
	Corporate Overhead	(1.9)%		(1.4)%
	Total	11.8%		13.8%

[1]	Acquisition-related and other charges relate primarily to a cost reduction program, inventory step-up charges, Security business transformation and margin resiliency initiatives.

		Year-to-Date 2019
		Reported	Acquisition-Related and Other Charges[2]	Normalized[3]
	SEGMENT PROFIT
	Tools & Storage	$1,115.9	$31.5	$1,147.4
	Industrial	256.4	22.1	278.5
	Security	110.6	44.7	155.3
	Segment Profit	1,482.9	98.3	1,581.2
	Corporate Overhead	(155.3)	11.0	(144.3)
	Total	$1,327.6	$109.3	$1,436.9
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	15.0%		15.4%
	Industrial	14.0%		15.2%
	Security	7.7%		10.8%
	Segment Profit	13.8%		14.7%
	Corporate Overhead	(1.4)%		(1.3)%
	Total	12.4%		13.4%

[2]	Acquisition-related and other charges relate primarily to integration costs, Security business transformation and margin resiliency initiatives.
[3]	The normalized 2020 and 2019 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company's segment profit results aside from the material impact of the acquisition-related and other charges.